Exhibit 99.1

FOR IMMEDIATE RELEASE

Media contact:	Investors contact:

Neila Matheny	Karen Haus or Daniel Wood
Engage PR	Market Street Partners
510/748-8200, ext. 215	(408) 215-5658
nmatheny@engagepr.com	ir@merunetworks.com

MERU NETWORKS REPORTS RECORD FIRST QUARTER 2010

FINANCIAL RESULTS

62% increase in year-over-year products and services revenue; total revenue grows

28% year-over-year

SUNNYVALE, Calif., May 11, 2010 – Meru Networks, Inc., (NASDAQ:MERU), a leader in 802.11n virtualized wireless LAN solutions for enterprise networking, today announced its financial results for the quarter ended March 31, 2010.

First Quarter Financial Highlights

•	First quarter revenues of $19.6 million, up 28% year-over-year

•	Products and services revenues of $15.9 million, up 62% year-over-year

•	Successfully completed initial public offering, raising $59.1 million in new capital

First Quarter Business Highlights

•	Increased customer installed base by almost 10%, adding over 250 customers during Q1, including:

•	One of the fastest growing specialty retailers in Japan,

•	One of the world’s largest tire manufacturers,

•	Multiple five-star, luxury hospitality properties globally,

•	20 new hospitals and

•	The largest telco and the largest cellular operator in Korea.

•	Key new product and solution announcements during the quarter were:

•

Introduction of the Service Assurance Program for enterprise wireless LANs. Designed to support enterprises that are increasingly running mission critical applications on their wireless LAN infrastructure, the Meru Service Assurance Program is designed to deliver 99.99% wireless network availability with up to 30% fewer access points than legacy wireless systems, as well as the industry’s best quality of service (QOS) for WiFi voice users.

•

Introduction and shipment of the i-Series 802.11n access points. A new line of innovative high performance 802.11n wireless access points featuring the industry’s first Orthogonal Array Beam Forming™ (OABF) antenna system. The first product in the i-Series line, the AP320i, is designed for enterprise environments that demand the most from products’ aesthetics yet expect the highest performance and best end-user experience.

“We continue to see market dynamics shift towards Meru’s highly differentiated virtualized wireless LAN solution, driven by the growing adoption of 802.11n, increasing proliferation of wireless devices and network right sizing initiatives,” said Ihab Abu-Hakima, President and Chief Executive Officer. “We believe Meru’s unique technology and value proposition, coupled with our expanding market presence enables us to continue executing on our disciplined and systematic plan to enable enterprise organizations to upgrade their legacy microcell wireless architectures with Meru’s next generation solutions.”

“I am pleased with our strong first quarter financial results,” said Brett White, Chief Financial Officer. “After successfully completing our IPO earlier this quarter, we have strengthened our financial foundation, which makes us better positioned to capitalize on the significant market opportunity in front of us.”

First Quarter Fiscal Year 2010 Financial Results

Total revenues for the first quarter of fiscal year 2010 were $19.6 million, up 28% from $15.3 million in the first quarter of fiscal year 2009. Products and services revenues for the first quarter of fiscal year 2010 were $15.9 million, up 62% from the $9.8 million reported in the first quarter of fiscal year 2009.

Net loss attributable to common stockholders as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $35.8 million for the first quarter of 2010, or $74.19 per share, compared to a net loss attributable to common stockholders of $1.9 million, or $5.14 per share, for the same period of fiscal year 2009. GAAP results for the first quarter of 2010 included charges of $532,000 for stock-based compensation expense and $35.2 million for the adjustment to fair value of the warrant liability. As of the closing of the Company’s IPO on April 6th, the warrants will be adjusted to their fair value and reclassified to equity. After that date, no additional fair value adjustments will be incurred for the warrants. GAAP results for the first quarter of 2009 included stock-based compensation expense of $146,000, and a $3,000 benefit from the adjustment of fair value of the warrant liability.

Meru reported a first quarter fiscal year 2010 non-GAAP net loss of $97,000 or $0.20 per share, compared to a non-GAAP net loss of $2.0 million, or non-GAAP loss per share of $4.76, for the first quarter of fiscal year 2009. Non-GAAP results for both periods exclude the impact of stock-based compensation and adjustments to fair value of the warrant liability. Please refer to the reconciliation of our non-GAAP to GAAP results.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its first quarter results, today, May 11th at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, please dial 1-877-852-2926 (domestic) or 1-253-237-1123 (international) and reference conference ID 70678400. A replay of the call will be made available shortly after the conclusion of the live call and can be accessed by dialing 1-800-642-1687 (domestic) or 1-706-645-9291 (international). A live webcast of the conference call will be available on the Investor Relations section of the Company’s website at http://investors.merunetworks.com. The recording of the webcast will be available on this site following the webinar.

About Meru Networks

Founded in 2002, Meru Networks provides a virtualized wireless LAN solution that cost-effectively optimizes the enterprise network to deliver the performance, reliability, predictability and operational simplicity of a wired network, with the advantages of mobility. Meru’s solution represents an innovative approach to wireless networking that utilizes virtualization technology to create an intelligent and self-monitoring wireless network, and enables enterprises to migrate their business-critical applications from wired networks to wireless networks, and become all-wireless enterprises. Meru is headquartered in Sunnyvale, Calif., and has operations in the Americas, Europe, the Middle East and Asia Pacific. For more information, visit www.merunetworks.com.

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This press release contains forward-looking statements and information. All statements other than statements of historical facts on this website, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “might,” “objective,” “estimate,” “continue,” “anticipate,” “project,” “intend,” “will,” “should,” “could,” “plan,” “future,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements include but are not limited to our expectations regarding market demand for our products and services, our expectations regarding our business strategy, position, and future business and financial performance, our belief that we will continue to take market share away from the legacy microcell architectures, and our ability to provide the industry’s best quality of service for WiFi voice users. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial conditions, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the market for our products and solutions continue to develop and grow, our limited operating history, our ability to compete effectively, our ability to increase market awareness of our brand and solutions and our ability to continue to utilize our technology and protect our intellectual property rights, and a number of other factors out of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. These risk and uncertainties may also include those discussed under the section titled “Risk Factors” and elsewhere in the Company’s prospectus files with the Securities and Exchange Commission pursuant to Rule 424(b) on March 31, 2010 and other factors that may not be known to us.

These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risk and uncertainties. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. We cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Any forward-looking statement speaks only as of its date. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

Non-GAAP Financial Measurements

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Meru reports non-GAAP net loss, which excludes stock-based compensation expense and adjustments to the fair value of warrants. Meru believes that its non-GAAP net loss provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Consolidated Balance Sheets

(Unaudited)

(In thousands, except for share and per share amounts)

	March 31, 2010	December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,974	$21,283
Accounts receivable, net	6,018	5,967
Receivable from initial public offering	59,051	—
Inventory	2,747	2,833
Deferred inventory costs, current portion	3,559	4,547
Prepaid expenses and other current assets	669	1,382

Total current assets	87,018	36,012

Property and equipment, net	656	698
Deferred inventory costs, net of current portion	851	1,419
Other assets	297	283

TOTAL ASSETS	$88,822	$38,412

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT STOCKHOLDERS’ DEFICIT:
CURRENT LIABILITIES:
Accounts payable	$4,219	$3,310
Accrued liabilities	7,533	6,989
Long-term debt, current portion	7,784	11,447
Deferred revenue, current portion	16,358	18,864
Warrant liability	50,590	18,939

Total current liabilities	86,484	59,549

Long-term debt, net of current portion	1,427	2,808
Deferred revenue, net of current portion	5,051	6,248

Total liabilities	92,962	68,605

Convertible preferred stock, $0.0005 par value — 118,476,760 shares authorized; 103,776,161 and 110,032,788 shares issued and outstanding as of March 31, 2010 and December 31, 2009	123,278	125,255

STOCKHOLDERS’ DEFICIT:
Common stock, $0.0005 par value — 150,000,000 and 19,230,769 shares authorized as of March 31, 2010 and December 31, 2009; 5,469,607 and 414,118 shares issued and outstanding as of March 31, 2010 and December 31, 2009	3	1
Additional paid-in capital	67,034	3,211
Accumulated other comprehensive loss	(23)	(43)
Accumulated deficit	(194,432)	(158,617)

Total stockholders’ deficit	(127,418)	(155,448)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$88,822	$38,412

MERU NETWORKS, INC.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended March 31,
	2010	2009
REVENUES:
Products	$13,738	$8,824
Support and services	2,152	993
Ratable products and services	3,729	5,506

Total revenues	19,619	15,323

COSTS OF REVENUES:
Products	4,781	3,494
Support and services	353	93
Ratable products and services	2,100	2,639

Total costs of revenues *	7,234	6,226

Gross profit	12,385	9,097

OPERATING EXPENSES:
Research and development *	2,777	2,385
Sales and marketing *	7,391	6,359
General and administrative *	2,345	1,668

Total operating expenses	12,513	10,412

Loss from operations	(128)	(1,315)

Interest expense, net	(254)	(704)
Other expense, net	(35,383)	(72)

Loss before provision for income taxes	(35,765)	(2,091)

Provision for income taxes	50	49

Net Loss	(35,815)	(2,140)

Accretion on convertible preferred stock	—	221

Net loss attributable to common stockholders	$(35,815)	$(1,919)

Net loss per share of common stock, basic and diluted	$(74.19)	$(5.14)

Shares used in computing net loss per share of common stock, basic and diluted	482,778	373,064

* Includes stock-based compensation expense as follows:
Costs of revenues	$12	$13
Research and development	54	21
Sales and marketing	83	68
General and administrative	383	44

	$532	$146

MERU NETWORKS, INC.

Consolidated Statements of Operations

(GAAP to Non-GAAP Reconciliation)

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended March 31,
	2010	2009
GAAP Net Loss	$(35,815)	$(2,140)

Plus:
a) Stock-based compensation	532	146
b) Adjustment of fair value of warrant liability	35,186	(3)

Non-GAAP net loss	$(97)	$(1,997)

GAAP net loss per share of common stock	$(74.19)	$(5.14)*

Plus:
a) Stock-based compensation	1.10	0.39
b) Adjustment of fair value of warrant liability	72.89	(0.01)

Non-GAAP net loss per share of common stock	$(0.20)	$(4.76)*

Shares used in computing diluted GAAP net loss per share of common stock	482,778	373,064

Shares used in computing diluted Non-GAAP net income (loss) per share of common stock	482,778	373,064

GAAP loss from operations	$(128)	$(1,315)

Plus stock-based compensation:
Costs of revenues	12	13
Research and development	54	21
Sales and marketing	83	68
General and administrative	383	44

	532	146

Non-GAAP income (loss) from operations	$404	$(1,169)

*	Per share calculation reflects $221K accretion on convertible preferred stock in Q1 2009.

MERU NETWORKS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(35,815)	$(2,140)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	139	140
Stock-based compensation	532	146
Adjustment of fair value of warrant liability	35,186	(3)
Accrued interest on convertible promissory notes	—	201
Amortization of debt issuance costs	29	34
Bad debt expense	(46)	23
Changes in operating assets and liabilities:
Accounts receivable, net	(5)	(430)
Inventory	86	406
Deferred inventory costs	1,556	2,216
Prepaid expenses and other assets	(1,145)	(104)
Accounts payable	909	80
Accrued liabilities	551	(33)
Deferred revenue	(3,703)	(4,114)

Net cash used in operating activities	(1,726)	(3,578)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(97)	—

Net cash used in investing activities	(97)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	97	26
Proceeds from exercise of convertible preferred stock warrants	513	—
Proceeds from issuance of convertible preferred stock and warrants, net of issuance costs	—	14,067
Proceeds from issuance of convertible promissory notes	—	3,170
Proceeds from long-term debt	2,486	8,411
Repayment of long-term debt	(7,559)	(9,670)

Net cash (used in) provided by financing activities	(4,463)	16,004

Effect of exchange rate changes on cash and cash equivalents	(23)	10

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(6,309)	12,436

CASH AND CASH EQUIVALENTS — Beginning of period	21,283	5,172

CASH AND CASH EQUIVALENTS — End of period	$14,974	$17,608